SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 19, 1996
                                                        ------------------


                               IES UTILITIES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Iowa                          0-4117-1                     42-0331370
- ---------------                  -----------                ------------------
(State or other                  (Commission                (I.R.S. Employer
 jurisdiction of                   File No.)                Identification No.)
 incorporation)


                       IES Tower, Cedar Rapids, Iowa 52401
          -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (319) 398-4411
                         -------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events.

     IES Utilities Inc. hereby files the below listed documents as Exhibits to its Registration Statement on Form S-3, as amended, Registration No. 33-62259, amending such Exhibits previously filed.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    1(a)    Underwriting Agreement relating to Collateral Trust Bonds ("Bonds").

    4(c)(i) Fourth  Supplemental  Indenture  establishing  the  Series  of Bonds
            (including form of Bonds).

    4(c)(ii) Chairman's Certificate.

    4(f) Sixty-second Supplemental Indenture providing for the issuance of Class "A" Bonds under the 1940 Indenture (including form of Class "A" Bonds).

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             IES UTILITIES INC.
                             --------------------------------------------------
                                                (Registrant)






                             By /s/           Stephen W. Southwick
                                -----------------------------------------------
                                                  (Signature)
                                              Stephen W. Southwick
                                         Vice President, General Counsel &
                                                   Secretary


Date:     September 27, 1996

                                 EXHIBIT INDEX



    1(a)    Underwriting Agreement relating to Collateral Trust Bonds ("Bonds").

    4(c)(i) Fourth  Supplemental  Indenture  establishing  the  Series  of Bonds
            (including form of Bonds).

    4(c)(ii) Chairman's Certificate.

    4(f) Sixty-second Supplemental Indenture providing for the issuance of Class "A" Bonds under the 1940 Indenture (including form of Class "A" Bonds).


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